POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 1, 2008 TO THE PROSPECTUS
DATED FEBRUARY 22, 2008 OF:

PowerShares India Portfolio
(the "Fund")

The fifth paragraph of the section titled "Management of the Fund" is hereby removed and replaced with the following:

John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Fund. In this capacity, Mr. Southard oversees a team of portfolio managers (with Mr. Southard, the "Portfolio Managers") who are responsible for the day-to-day management of the Fund. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for the Fund's day-to-day management. Mr. Hubbard receives management assistance from Joshua Betts, Brian McGreal and Travis Trampe, who perform various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each member of the portfolio management team has appropriate limitations on his authority for risk management and compliance purposes.

The following paragraph is hereby added after the third paragraph of the section titled "Management of the Fund—Portfolio Managers":

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since November 2008. Prior to joining the Adviser, Mr. Betts was a Regional Vice President at Claymore Securities, Inc., from 2007 to 2008. Prior to this, he was a Portfolio Consultant for the Adviser from 2006 to 2007. Prior to 2006, he was a mortgage broker for Advanced Mortgage Services.

Please Retain This Supplement For Future Reference.

POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST
(the "Trust")

SUPPLEMENT DATED DECEMBER 1, 2008 TO THE STATEMENT OF
ADDITIONAL INFORMATION DATED FEBRUARY 22, 2008 OF:

PowerShares India Portfolio
(the "Fund")

The following paragraph is hereby added after the third paragraph of the section titled "Management—Portfolio Managers":

As of November 25, 2008, Mr. Betts managed one portfolio of the Initial Trust and 27 portfolios of Trust II with a total of approximately $1.1 billion in assets and no other pooled investment vehicles other than 17 exchange-traded funds traded in Europe with a total of approximately $388.8 million in assets.

The last sentence of the eighth paragraph of the section entitled "Management—Portfolio Managers" is hereby deleted and replaced with the following:

As of November 25, 2008, Messrs. Hubbard, Betts, McGreal and Trampe did not own any securities of the Trust.

Please Retain This Supplement For Future Reference.